Exhibit 3.85

A231367
MAILED	#97609

OCT. 2 1984

[SEAL]

ARTICLES OF INCORPORATION

OF

DAVENPORT DEVELOPMENTAL FACILITIES, INC.

The undersigned, being of full age and for the purpose of forming a corporation under Iowa Statutes Chapter 496A, does hereby adopt the following Articles of Incorporation:

ARTLCLE I

The name of this corporation shall be Davenport Developmental Facilities, Inc.

ARTICLE II

The name and address of this corporation’s registered agent in this state shall be CT Corporation System, 1980 Financial Center, Des Moines, Iowa, County of Polk.

ARTICLE III

The purpose which the corporation is authorized to pursue is, or includes, the transaction of any or all lawful business for which the corporation may be incorporated under the Iowa Business Corporation Act.

ARTICLE IV

The total authorized shares of this corporation shall consist of Two Thousand Five Hundred (2,500) voting common shares. The common stock of this corporation shall have a par value of ten dollars per share.

ARTICLE V

Shareholders shall have no rights of cumulative voting.

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ARTICLE VI

Shareholders shall have no rights, preemptive or otherwise, to acquire any part of any unissued shares or other securities of this corporation or of any rights to purchase shares or other securities of this corporation before the corporation may offer them to other persons.

ARTICLE VII

The name and address of the incorporator of this corporation is:

Nancy G. Barber Walden

3400 City Center

33 South Sixth Street

Minneapolis, Minnesota 55402.

ARTICLE VIII

The management of this corporation shall be vested in a Board of Directors.

The Board of Directors of this corporation shall consist of three (3) directors or such other number of directors as shall be fixed in the manner provided in the By-Laws of this corporation, or as determined by the shareholders at each annual meeting or at any special meeting of the shareholders called for that purpose. The names and post office addresses of the first Board of Directors of this corporation are as follows:

Melvin R. Mooty

3400 City Center

33 South Sixth Street

Minneapolis, Minnesota 55402

Ellen W. McVeigh

3400 City Center

33 South Sixth Street

Minneapolis, Minnesota 55402

2

Nancy G. Barber Walden

3400 City Center

33 South Sixth Street

Minneapolis, Minnesota 55402

Each such director shall serve until the first annual meeting of shareholders and thereafter until his successor is duly elected and qualified, unless a prior vacancy shall occur by reason of his death, resignation or removal from office.

ARTICLE IX

Any action required or permitted to be taken at a meeting of the Board of Directors may be taken by written action signed by all of the directors then in office. Any action required or permitted to be taken at a meeting of shareholders may be taken by written action signed by all of the shareholders entitled to vote with respect to the subject matter there to.

IN WITNESS WHEREOF, the undersigned has set her hand this 21 day of September, 1984.

/s/ Nancy G. Barber Walden
Nancy G. Barber Walden

STATE OF MINNESOTA	)
) ss.
COUNTY OF HENNEPIN	)

The foregoing instrument was acknowledged before me this 21st day of September, 1984, by Nancy G. Barber Walden.

/s/ Sally J. Baril
Notary Public County, MN
My Commission Expires:

[SEAL]

3

MAILED
SEP 21 1987
[SEAL]	RECEIVED
SECRETARY OF STATE

ARTICLES OF AMENDMENT
to the
ARTICLES OF INCORPORATION
of
DAVENPORT DEVELOPMENTAL FACILITIES, INC.

To the Secretary of State
of the State of Iowa:

Pursuant to the provisions of Section 58 of the Iowa Business Corporation Act, Chapter 496A, Code of Iowa, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

I.                                         The name of the corporation is Davenport Developmental Facilities, Inc. The effective date of its incorporation was the 25th day of September, 1984.

II.                                     The following amendment of the Articles of Incorporation was adopted by the shareholders of the corporation on August 13, 1987, in the manner prescribed by the Iowa Business Corporation Act:

RESOLVED, that the Articles of Incorporation of the corporation be amended by the addition thereto of the following ARTICLE X:

ARTICLE X

A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for (i) liability based on a breach of the duty of loyalty to the corporation or the shareholders; (ii) liability for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) liability for any transaction from which the director derived an improper personal benefit; (iv) liability under Section 496A.44 of the Iowa Business Corporation Act; or (v) liability for any act or omission occurring prior to the date when this Article become effective. If Chapter 496A, the Iowa Business Corporation Act hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Chapter 496A, the Iowa Business Corporation Act. Any repeal or modification of this Articles by the shareholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification.

III.                                 The number of shares of the corporation outstanding at the time of such adoption was 100; and the number of shares entitled to vote thereon was 100.

IV.                                 The number of shares voted for such amendment was 100; and the number of shares voted against such amendment was 0.

Dated:	8-13-87

DAVENPORT DEVELOPMENTAL
FACILITIES, INC.

By	/s/ Robert E. Miller
Robert E. Miller
Its President

By	/s/ Craig R. Miller
Craig R. Miller
Its Secretary

STATE OF MINNESOTA	)
	)	ss.
COUNTY OF Hennepin	)

On this 13th day of August, A.D. 1987, before me, Tina M. Chapman, a Notary Public in and for said County, personally appeared Robert E. Miller to me personally known, who being by me duly sworn did say that he is President of said corporation, that the seal affixed to said instrument is the seal of said corporation and that said Articles of Amendment were signed and sealed on behalf of the said corporation by authority of its Board of Directors and the said Robert E. Miller acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

[SEAL]	/s/ Tina M. Chapman
TINA M. CHAPMAN NOTARY PUBLIC MINNESOTA	Notary Public in and for the State of Minnesota
WRIGHT COUNTY	Tina M. Chapman
My Commission Expires Jan 14, 1989

OFFICE OF THE SECRETARY OF STATE

DES MOINES, IOWA

STATEMENT OF CHANGE OF ADDRESS OF REGISTERED OFFICE

BY REGISTERED AGENT PURSUANT TO IOWA CODE ANNOTATED

[SEAL]

I.                 Name of Registered Agent:  C T CORPORATION SYSTEM

II.             Address of present registered office:

1980 Financial Center

c/o C T Corporation System

Des Moines, in the County of Polk, Iowa 50309

III.         Address to which the registered office is changed:

2222 Grand Avenue

c/o C T Corporation System

Des Moines, in the County of Polk, Iowa 50312

IV.         A list of the corporations for which C T CORPORATION SYSTEM is the Registered Agent and for which it is furnishing the Registered Office is hereunto annexed and made a part of this Statement by reference, and the Registered Office of each such corporation is hereby changed to the new office address of C T CORPORATION SYSTEM set forth above.

V.             A copy of this statement has been sent to each corporation named on the list hereunto annexed.

Dated: July 16, 1986

C T CORPORATION SYSTEM
Registered Agent

BY:	/s/ Virginia Colvell
VIRGINIA COLVELL, Vice-President

State of New York )

New York County )

I, Virginia Colvell, being first duly sworn on-oath, depose and state that I am the Vice President of C T Corporation System, and that I executed the foregoing instrument as Vice President of the corporation, and that the statements contained therein are true.

Subscribed and sworn to before me this 16 day of July, A.D. 1986.

[SEAL]

[SEAL]

1

DOMESTIC – CHANGE OF REGISTERED OFFICE

	ORG-QUAL	DOMESTIC
	DATE	STATE
B.G. DUBUQUE, INC.	8/84	IOWA
BOHEMIAN CLUB MANAGEMENT CORP.	7/84	IOWA
CEDAR VALLEY RAILROAD COMPANY	9/84	IOWA
DAVENPORT CELLULAR CORPORATION	6/84	IOWA
DAVENPORT DEVELOPMENTAL FACILITIES, INC.	9/84	IOWA
DES MOINES CELLLUAR CORPORATION	6/84	IOWA
MEDICARE EQUIPMENT SERVICES, INC.	12/77	IOWA
NEW ANTIQUES, INC.	10/84	IOWA
FREDERICK PARKER INCORPORATED	3/82	IOWA
REM-CONSULTING OF IOWA, INC.	9/84	IOWA
SKELGAS, INC.	12/84	IOWA
WITHERSPOON, TOWN & HALL INC.	10/84	IOWA

RESIGNATION OF REGISTERED AGENT UPON WHOM PROCESS MAY BE SERVED

1990 OCT 24 AM 10.38
Secretary of State	RECEIVED
State Capital	SECRETARY OF SATE
Des Moines, Iowa 50319

Gentlemen:

Please take notice that the undersigned hereby resigns as Registered Agent upon whom process may be served in IOWA for DAVENPORT DEVELOPMENTAL FACILITIES, INC. a corporation organized under the laws of the state of IOWA.

IN WITNESS WHEREOF, the undersigned corporation has caused this notice to be executed in its name by its Assistant Secretary, this 19TH day of OCTOBER, 1990.

C T CORPORATION SYSTEM
(AGENT)

/s/ Donald
ASSISTANT SECRETARY

ELAINE BAXTER
Secretary of State
FILED
Date: Oct. 24, 1990
Time: 10:38
Receipt: R163284

[SEAL]	ELAINE BAXTER	Statement of Change
	Secretary of State	of Registered Office or
	State of Iowa	Registered Agent or Both

Pursuant to the provisions of the Iowa Business Corporation Act or the Iowa Nonprofit Corporation Act, the corporation submits the following statement to change the registered office or registered agent or both, in Iowa:

1.                                       The name of the corporation is Davenport Developmental Facilities, Inc.

2.                                       The address of the registered office as it currently appears on the records of the secretary of state

Not applicable

Street	City	State	Zip

3.                                       The address of the new registered office of the corporation is

1601 McPherson, Suite #1	Council Bluffs	Iowa	51503
Street	City	State	Zip

4.                                       The name of the registered agent as it currently appears on the records of the secretary of state

Not applicable

5.                                       The name of the new registered agent is Wayne Nielsen

6.                                       The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

7.	Signature	/s/ Thomas E Miller

Type or print name and title	Thomas E Miller – President

COMPLETE THIS ITEM ONLY IF REGISTERED AGENT IS CHANGED. The undersigned consents to be appointed registered agent for the corporation named in this statement.

Name of new agent	Wayne Nielsen

Signature	/s/ Wayne G Nielsen

The information you provide will be open for public inspection under Iowa Code section 22.11

PLEASE READ INSTRUCTIONS ON REVERSE BEFORE COMPLETING

ELAINE BAXTER
Secretary of State
FILED
Date: 1-29-91
Time: 10:59
Receipt: R168650

[SEAL]	ELAINE BAXTER	Statement of Change
	Secretary of State	of Registered Office or
	State of Iowa	Registered Agent or Both

Corp. No.: 000097609

DAVENPORT DEVELOPMENTAL FACILITIES, INC.

WAYNE NIELSEN

1601 MCPHERSON, STE 1

COUNCIL BLUFFS, IA 51503

Pursuant to the provisions of the Iowa Business Corporation Act or the Iowa Nonprofit Corporation Act, the corporation submits the following statement to change the registered office or registered agent or both, in Iowa:

1.                                       The name of the corporation is DAVENPORT DEVELOPMENTAL FACILITIES, INC.

2.                                       The address of the registered office as it currently appears on the records of the secretary of state is 1601 MCPHERSON, STE 1 COUNCIL BLUFFS, IA 51503

3.                                       The name of the registered agent as it currently appears on the records of the secretary of state is WAYNE NIELSEN

4.                                       The address of the registered office and the address of the business office of the registered agent, as changed will be identical.

5.                                       The address of the new registered office of the corporation is

1601 McPherson Suite 100	Council Bluffs,	Iowa	51503
Street	City	State	Zip

6.                                       The name of the new registered agent is W.G. Nielsen Ph.D.

7.                                       Signature W.G. Nielsen Ph.D.

Type or print name and title Executive Director

ELAINE BAXTER
Secretary of State
FILED
Date: April 19, 1991
Time: 10:49
Receipt: R174936

COMPLETE THIS ITEM ONLY IF REGISTERED AGENT IS CHANGED. The undersigned consents to be appointed registered agent for the corporation named in this statement.

Name of new agent	W.G. Nielsen, Ph.D.

Signature	/s/ W.G. Nielsen, Ph.D.

The information you provide will be open for public inspection under Iowa Code section 22.11

PLEASE READ INSTRUCTIONS ON REVERSE BEFORE COMPLETING

[SEAL]	ELAINE BAXTER	Statement of Change
	Secretary of State	of Registered Office or
	State of Iowa	Registered Agent or Both

Pursuant to the provisions of the Iowa Business Corporation Act or the Iowa Nonprofit Corporation Act, the corporation submits the following statement to change the registered office or registered agent or both, in Iowa:

1.                                       The name of the corporation is Davenport Developmental Facilities, Inc.

2.                                       The address of the registered office as it currently appears on the records of the secretary of state

1601 McPherson, Suite 100, Council Bluffs, IA 51503
Street	City	State	Zip

3.                                       The address of the new registered office of the corporation is

(SAME) 1601 McPherson, Suite 100, Council Bluffs, IA 51503
Street	City	State	Zip

4.                                       The name of the registered agent as it currently appears on the records of the secretary of state

Wayne G. Nielsen

5.                                       The name of the new registered agent is Richard Jones

6.                                       The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

7.	Signature	/s/ Richard Jones

.	Type or print name and title	Richard Jones, Executive Director

COMPLETE THIS ITEM ONLY IF REGISTERED AGENT IS CHANGED. The undersigned consents to be appointed registered agent for the corporation named in this statement.

Name of new agent	Richard Jones

Signature	/s/ Richard Jones

The information you provide will be open for public inspection under Iowa Code section 22.11

PLEASE READ INSTRUCTIONS ON REVERSE BEFORE COMPLETING.

ELAINE BAXTER
Secretary of State
FILED
Date: 9-10-91
Time: 7:41
Receipt: R186342

ARTICLES OF AMENDMENT OF THE
ARTICLES OF INCORPORATION OF
DAVENPORT DEVELOPMENTAL FACILITIES, INC.

The undersigned, Thomas E. Miller, President and Craig R. Miller, Secretary of Davenport Developmental Facilities, Inc., hereby certify that the following is a true and complete statement of an Amendment of the Articles of Incorporation adopted by written action of the sole shareholder, being the holder of 100 common shares, which constitute all of the issued and outstanding shares of the corporation, on June 11, 1993.

RESOLVED, that Article I of the Articles of Incorporation of this corporation be amended to read as follows:

ARTICLE I

The name of this corporation shall be REM- Iowa Community Services, Inc.

/s/ Thomas E. Miller
Thomas E. Miller, President

/s/ Craig R. Miller
Craig R. Miller, Secretary

Subscribed and sworn to before me

this 11 day of June, 1993.

/s/ Tina M. Chapman
Notary Public

[SEAL]	[SEAL]

ELAINE BAXTER
Secretary of State
FILED
Date: 6-18-93
Time: 1:10 PM
Receipt: 107924

ARTICLES OF AMENDMENT
OF THE
ARTICLES OF INCORPORATION
OF
REM-IOWA COMMUNITY SERVICES, INC.

I, the undersigned, as Secretary of REM-Iowa Community Services, Inc., an Iowa corporation (the “Corporation”), do hereby certify that on the 24 day of May, 2000, the sole shareholder and directors of the Corporation unanimously resolved to amend the Articles of Incorporation in accordance with the following resolutions:

RESOLVED, that Article I of the Articles of Incorporation of the Corporation be amended to read as follows:

RECEIVED
SECRETARY OF STATE
IOWA
00 JUL 10 AM 9.59

ARTICLE I

The name of this corporation shall be REM Iowa Community Services, Inc.

FURTHER RESOLVED, that this amendment to the Articles of Incorporation of the Corporation shall be effective as of the 1st day of August, 2000.

FURTHER RESOLVED, that Craig R. Miller, the Secretary of the Corporation, be, and hereby is, authorized and directed to make and execute Articles of Amendment embracing the foregoing resolution and to cause such Articles of Amendment to be filed with the Secretary of State of the State of Iowa.

I FURTHER CERTIFY that the foregoing amendment has been adopted pursuant to Iowa Code Chapter 490.

IN WITNESS WHEREOF, I have hereunto subscribed my name effective the 24 day of May, 2000.

/s/ Craig R. Miller
Craig R. Miller, Secretary

FILED
IOWA
SECRETARY OF STATE
7-10-2000
9:59 AM
W244002